Supplement, dated November 15, 2007,
       to the Statement of Additional Information, dated May 1, 2007, for
                       Seligman Cash Management Fund, Inc.
                                  (the "Fund")

Capitalized terms without definitions shall have the same meanings as in Fund's Statement of Additional Information (the "SAI"). The changes described herein are effective immediately.

The fourth paragraph under the heading "Purchase, Redemption and Pricing of Shares -- Class A" on page 18 of the SAI is replaced with the following:

Class A shares acquired by exchange which were originally purchased by an "eligible employee benefit plan" may be subject to a CDSC of 1% for terminations at the plan level only, on redemptions of shares originally purchased within 18 months prior to plan termination. "Eligible employee benefit plan" means any plan or arrangement, whether or not tax qualified, which provides for the purchase of Fund shares and, for accounts opened prior to January 7, 2008, has at least (i) $500,000 invested in the Seligman mutual funds or (ii) 50 eligible employees to whom such plan is made available or, for accounts opened on or after January 7, 2008, at least $2 million in plan assets.

The first paragraph under the heading "Purchase, Redemption, and Pricing of Shares - Class C" on pages 18 and 19 of the SAI is replaced with the following:

Class C shares are offered to investors at net asset value. However, Class C shares are subject to a CDSC of 1% if the shares are redeemed within one year of purchase (or, in the case of Class C shares acquired upon exchange, within one year of the purchase of the original Class C shares), charged as a percentage of the current net asset value or the original purchase price, whichever is less. Unlike Class B shares, Class C shares do not convert to Class A shares.

The first and second paragraphs under the heading "Underwriters - Other Payments" on pages 23 and 24 are replaced with the following:

Seligman Advisors pays authorized dealers and investment advisors, from its own resources, a fee on purchases of Class A shares of the Seligman mutual funds (other than Seligman TargetHorizon ETF Portfolios, Inc. (the "TargETFunds") and the Fund) of $1,000,000 or more ("NAV sales"), calculated as follows:

          Amount of Purchase      Payment to Dealer (as a % of NAV Sales)
       ------------------------   ----------------------------------------
       $1,000,000 - $3,999,999                     1.00%
       $4,000,000 - $24,999,999                    0.50%
       $25,000,000 or more                         0.25%

With respect to purchases of Class A shares of the TargETFunds, Seligman Advisors shall pay authorized dealers or investment advisors 0.25% on NAV sales attributable to such funds. Assets exchanged from the TargETFunds to another Seligman mutual fund are not eligible for the fees described above. Class A shares representing only an initial purchase of the Fund are not eligible for the fees described above; however, such shares will become eligible for the applicable fee once they are exchanged for Class A shares of another Seligman mutual fund. The calculation of the fee will be based on assets held by a "single person," including an individual, members of a family unit comprising husband, wife and minor children purchasing securities for their own account, or a trustee or other fiduciary purchasing for a single fiduciary account or single trust. Purchases made by a trustee or other fiduciary for a fiduciary account may not be aggregated with purchases made on behalf of any other fiduciary or individual account.

Seligman Advisors also pays authorized dealers or investment advisors, from its own resources, a fee on assets of certain investments in Class A shares of the Seligman mutual funds participating in an "eligible employee benefit plan" that are attributable to the particular authorized dealer or investment advisor. The shares eligible for the applicable fee described below are those on which an initial sales charge was not paid because either the participating eligible employee benefit plan has, for accounts opened prior to January 7, 2008, at least (1) $500,000 invested in the Seligman mutual funds or (2) 50 eligible employees to whom such plan is made available or, for accounts opened on or after January 7, 2008, at least $2 million in plan assets. The payment schedule, for each calendar year, in respect of the Seligman mutual funds (other than the TargETFunds and the Fund) is as follows:

          Amount of Purchase      Payment to Dealer (as a % of NAV Sales)
       ------------------------   ---------------------------------------
       $1,000,000 - $3,999,999                     1.00%
       $4,000,000 - $24,999,999                    0.50%
       $25,000,000 or more                         0.25%

The payment is based on cumulative sales for each plan during a single calendar year, or portion thereof. Assets exchanged from the TargETFunds to another Seligman mutual fund are not eligible for the fees described above. Class A shares representing only an initial purchase of the Fund are not eligible for the fees described above; however, such shares will become eligible for the applicable fee once they are exchanged for Class A shares of another Seligman mutual fund. The payment schedule, for each calendar year, in respect of the TargETFunds is 0.25% of sales. The fees in this paragraph and the preceding paragraph are not duplicative (i.e., the fee is paid one time to authorized dealers or investment advisors for each purchase of Class A shares of $1,000,000 or more participating in an eligible employee benefit plan).